Prospectus Supplement

John Hancock Investment Trust

Supplement dated April 13, 2018 to the current Summary Prospectus (the “Summary Prospectus”)

John Hancock Seaport Fund (the “fund”)

Effective on or about April 20, 2018, the fund is changing its name to John Hancock Seaport Long/Short Fund. Accordingly, all references to John Hancock Seaport Fund will be changed to reflect the fund’s new name.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.